Exhibit 10.3

FIRST AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT

This FIRST AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of April 15, 2021, is entered into by and among the following parties:
(i)EVOQUA FINANCE LLC, as Borrower (the “Borrower”);
(ii)EVOQUA WATER TECHNOLOGIES LLC, as initial Servicer (the “Servicer”); and
(iii)PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Lender and Administrative Agent (in such capacity, the “Administrative Agent”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.
BACKGROUND
A.    The parties hereto and PNC Capital Markets LLC, as Structuring Agent, have entered into a Receivables Financing Agreement, dated as of April 1, 2021 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).
B.    The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended by replacing the date “April 15, 2021” where it appears in Sections 6.01, 7.01(ee), 7.02(t) and 8.03 with the date “April 30, 2021 (or such later date as agreed to in writing by PNC).”
SECTION 2.Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.
(b)Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a

741012066 21671390

party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 3.Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of counterparts hereto executed by each of the parties hereto.
SECTION 5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 8.GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.
(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

2
741012066 21671390

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(c)EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT.
SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.
[Signature pages follow]

3
741012066 21671390

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date above written.

EVOQUA FINCANCE LLC, as Borrower By: /s/ Ariel Kuperminc Name: Ariel Kuperminc Title: Assistant Treasurer

EVOQUA WATER TECHNOLOGIES LLC, as the Servicer By: /s/ Ariel Kuperminc Name: Ariel Kuperminc Title: Assistant Treasurer

        PNC/Evoqua: First Amendment to the
        Receivables Financing Agreement
    S-1
741012066 21671390

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Lender By: /s/ Imad Naja Name: Imad Naja Title: Senior Vice President

        PNC/Evoqua: First Amendment to the
        Receivables Financing Agreement
    S-2
741012066 21671390